Exhibit 99.1

SAFEWAY

Alexander & Baldwin, Inc.

Supplemental Information
As of and for the Three and Nine Months
Ended September 30, 2016

ALEXANDER & BALDWIN, INC.

Alexander & Baldwin, Inc.

Forward-Looking Statements

Statements in this Supplement that are not historical facts are “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statement. These forward-looking statements are not guarantees of future performance. This Supplement should be read in conjunction with pages 17-29 of Alexander & Baldwin, Inc.’s 2015 Form 10-K and other filings with the SEC through the date of this Supplement, which identify important factors that could affect the forward-looking statements in this Supplement. We do not undertake any obligation to update our forward-looking statements.

Basis of Presentation

The information contained in this Supplement does not purport to disclose all items required by accounting principles generally accepted in the United States of America (GAAP). The information contained in this Supplement is unaudited and should be read in conjunction with Alexander & Baldwin, Inc.’s 2015 Form 10-K and other filings with the SEC through the date of this Supplement.

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Alexander & Baldwin, Inc.

Company Profile

Alexander & Baldwin, Inc. is a 146-year-old Hawaii company focused on creating value from its tremendous real estate assets.

Assets[1]	•	$1.1B portfolio of primarily Hawaii grocery-anchored strip retail commercial properties located in prime neighborhood locations across the state
	•	Approximately $470M of active developments for sale on several major islands across the state
	•	87,500 acres of land in Hawaii, making A&B the state’s fourth largest landowner
	•	Ownership of Hawaii’s largest materials and paving construction company

Hawaii-focused Strategy	•	Increase commercial real estate portfolio value and cash flow
	•	Accelerate monetization of development pipeline
	•	Leverage strong Materials & Construction segment positioning
	•	Minimize sugar cessation costs and successfully transition HC&S lands to diversified agriculture
	•	Continue disciplined and prudent financial management

Team	•	Led by Chris Benjamin, A&B president & CEO and Lance Parker, A&B Properties president
	•	Deep Hawaii market knowledge and network
	•	Reputation for integrity, performance and commitment to the community

COMMERCIAL REAL ESTATE HIGHLIGHTS

#1	Strip retail centers owner in Hawaii ABR of $26.60 psf
2.9M	Square feet of GLA in Hawaii

TRADING HIGHLIGHTS

ALEX	NYSE listed ticker symbol
1.9B	Market capitalization
129K	3-month average trading volume
Indices	MID, DJUSRE, RTY

1 Represents book value as of September 30, 2016.

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Alexander & Baldwin, Inc.

Glossary of Terms

Annualized Base Rent (ABR)	The current month's contractual rent multiplied by 12.

Backlog	Backlog represents the amount of revenue that Grace Pacific and Maui Paving, LLC, a 50-percent-owned unconsolidated affiliate, expect to realize on contracts awarded or government contracts in which the Grace Pacific has been confirmed to be the lowest bidder and formal communication of the award is perfunctory.

Earnings Before Interest, Taxes, Depreciation and Amortization(EBITDA)

EBITDA is calculated for the Materials & Construction segment by adjusting consolidated segment operating profit (which excludes interest and tax expenses), as applicable, by adding back depreciation and amortization and subtracting income attributable to non-controlling interests. EBITDA is a Non-GAAP measure used by the Company in evaluating the operating performance on a consistent and comparable basis from period to period. The Company provides this information to investors as an additional means of evaluating the performance of the segment's ongoing core operations and should be not be viewed as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

EBITDA is also presented for the Company on a consolidated basis. EBITDA is calculated by adjusting the Company’s consolidated net loss to exclude the impact of interest expense, income taxes, and depreciation and amortization. The Company provides this information to investors as an additional means of evaluating the performance of the Company’s operations and should be not be viewed as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

NAREIT Funds From Operations (FFO)

A supplemental measure of real estate company operating performance. It is computed by adjusting net income (loss) available to A&B shareholders computed in accordance with generally accepted accounting principles (GAAP) to add back depreciation and amortization of real estate assets and exclude extraordinary items and gains and losses on sales of commercial real estate. FFO is a Non-GAAP measure and should not be considered as an alternative to net income as an indication of the Company's performance and is not necessarily indicative of cash flow as a measure of liquidity or ability to pay dividends. It is, however, a meaningful, additional measure of operating performance primarily because it excludes the assumption that the value of real estate assets diminishes predictably over time, and because industry analysts have accepted it as a performance measure. Comparison of the Company's presentation of FFO to similarly titled measures for other real estate companies may not necessarily be meaningful due to possible differences in the calculation of the term.

Many publicly traded real estate industry peers are REITs and report operations using FFO as defined by the National Association of Real Estate Investment Trusts (“NAREIT”). Although we are not a REIT, management believes it is important to publish this measure to allow for easier comparison of our performance to our peers. A major difference between the A&B and its REIT peers is that A&B is a taxable entity and any taxable income generated likely results in payment of federal or state income taxes. REIT peers typically do not pay federal or state income taxes on their qualified REIT investments, but distribute a significant portion of their taxable income to shareholders.

GLA	Gross leasable area.

GAAP	Generally accepted accounting principles in the United States of America.

Occupancy	The percentage of square footage leased to gross leasable space.

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Alexander & Baldwin, Inc.

Glossary of Terms (continued)

Net Operating Income	Net operating income (NOI) is a Non-GAAP measure derived from commercial real estate revenues (determined in accordance with GAAP, less straight-line rental adjustments) minus property operating expenses (determined in accordance with GAAP). NOI does not have any standardized meaning prescribed by GAAP, and therefore, may differ from definitions of NOI used by other companies. NOI should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company’s financial performance, or as an alternative to cash flow from operating activities as a measure of the Company’s liquidity. NOI is commonly used as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. NOI excludes general and administrative expenses, straight-line rental adjustments, interest income, interest expense, depreciation and amortization expense, and gains on sales of interests in real estate. The Company believes that the Leasing segment’s operating profit is the most directly comparable GAAP measurement to NOI.

Same-store	Properties that were owned throughout the entire duration of both periods under comparison, including stabilized properties.

Stabilized	A commercial property is considered stabilized when it either reaches 80% economic occupancy or 12 months following acquisition or construction completion.

Straight-line rent	GAAP requirement to average tenant rents over the life of the lease regardless of actual cash collected.

Year built	Year of most recent repositioning/redevelopment or year built if no repositioning/redevelopment has occurred.

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Alexander & Baldwin, Inc.

Consolidated Balance Sheets (Unaudited)

($ in millions)

ASSETS	September 30, 2016	December 31, 2015
Current Assets:
Cash and cash equivalents	$5.8	$1.3
Accounts and other notes receivable, net	38.4	38.6
Contracts retention	12.4	11.5
Costs and estimated earnings in excess of billings on uncompleted contracts	16.6	16.3
Inventories	47.3	55.9
Income tax receivable	11.5	14.0
Prepaid expenses and other assets	12.6	14.9
Total current assets	144.6	152.5
Investments in affiliates	430.8	416.4
Real estate developments	192.6	183.5
Property, plant & equiptment – net	1,256.1	1,269.4
Intangible assets - net	55.8	54.4
Goodwill	102.3	102.3
Other assets	42.0	63.8
Total assets	$2,224.2	$2,242.3

LIABILITIES AND EQUITY
Current Liabilities:
Notes payable and current portion of long-term debt	$82.4	$90.4
Accounts payable	30.1	35.5
Billings in excess of costs and estimated earnings on uncompleted contracts	2.7	2.6
Accrued interest	3.9	5.5
Indemnity holdback related to Grace acquisition	9.3	9.3
HC&S cessation related liabilities - current	16.9	6.4
Accrued and other liabilities	36.2	35.0
Total current liabilities	181.5	184.7
Long-term Liabilities:
Long-term debt	523.9	496.6
Deferred income taxes	184.2	202.1
Accrued pension and postretirement benefits	58.6	59.7
Other non-current liabilities	49.6	60.5
Total long-term liabilities	816.3	818.9
Commitments and Contingencies
Redeemable Noncontrolling Interest	11.6	11.6
Equity:
Common stock	1,156.2	1,151.7
Accumulated other comprehensive loss	(43.8)	(45.3)
Retained earnings	98.7	117.2
Total A&B shareholders' equity	1,211.1	1,223.6
Noncontrolling interest	3.7	3.5
Total equity	1,214.8	1,227.1
Total liabilities and equity	$2,224.2	$2,242.3

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Alexander & Baldwin, Inc.
Consolidated Statements of Operations (Unaudited)

($ in millions, except per-share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015

Operating revenue:
Commercial Real Estate	$32.9	$33.0	$102.3	$100.5
Real Estate Development and Sales	12.8	19.9	13.4	87.8
Materials and Construction	52.1	51.0	144.8	165.3
Agribusiness	40.9	40.8	89.7	95.5
Total operating revenue	138.7	144.7	350.2	449.1

Operating costs and expenses:
Cost of Commercial Real Estate	19.4	20.8	60.3	61.3
Cost of Real Estate Development and Sales	3.1	6.7	3.3	47.4
Cost of Construction contracts and Materials	41.0	40.7	114.9	134.1
Cost of Agribusiness revenues	38.8	49.8	87.6	107.1
Selling, general and administrative	14.7	12.6	42.6	41.3
REIT evaluation costs	1.9	-	3.8	-
HC&S cessation costs	17.6	-	51.6	-
Gain on the sale of improved property	-	-	(8.0)	(1.9)
Total operating costs and expenses	136.5	130.6	356.1	389.3
Operating income (loss)	2.2	14.1	(5.9)	59.8

Other income and (expense):
Income related to joint ventures	0.1	2.9	3.5	30.7
Reductions in solar investments	(0.2)	(0.1)	(9.7)	(1.7)
Interest income and other	0.5	0.4	1.6	0.8
Interest expense	(6.4)	(6.5)	(20.1)	(20.2)
Income (loss) before income taxes	(3.8)	10.8	(30.6)	69.4
Income tax expense (benefit)	(2.4)	3.8	(21.6)	26.4
Net income (loss)	(1.4)	7.0	(9.0)	43.0
Income attributable to noncontrolling interest	(0.5)	(0.3)	(1.1)	(1.2)
Net income (loss) attributable to A&B	$(1.9)	$6.7	$(10.1)	$41.8

Earnings (loss) per share:
Basic - Net income (loss) available to A&B shareholders	$(0.03)	$0.11	$(0.19)	$0.83
Diluted - Net income (loss) available to A&B shareholders	$(0.03)	$0.11	$(0.19)	$0.82

Weighted average number of shares outstanding:
Basic	49.0	48.9	49.0	48.8
Diluted	49.0	49.4	49.0	49.3

Supplemental information ($ in millions)
EBITDA	$31.3	$31.1	$73.0	$131.4
Operating profit	$10.2	$22.2	$19.0	$107.0

Note: See appendix for a statement about management’s use of Non-GAAP financial measures and required reconciliations.

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Alexander & Baldwin, Inc.
Condensed Consolidated Statements of Cash Flows (Unaudited)

($ in millions)

	Nine Months Ended
	September 30,
	2016	2015

Cash flows from operating activities:	$48.4	$115.3

Cash flows from investing activities:
Capital expenditures for property, plant and equipment	(105.3)	(34.9)
Capital expenditures related to 1031 commercial property transactions	(6.2)	(1.3)
Proceeds from disposal of property and other assets	11.4	5.1
Proceeds from disposals related to 1031 commercial property transactions	59.3	25.2
Payments for purchases of investments in affiliates and investments	(36.0)	(22.5)
Proceeds from investments in affiliates	6.0	37.6
Change in restricted cash associated with 1031 transactions	16.2	(2.7)
Net cash provided by (used in) investing activities	(54.6)	6.5

Cash flows from financing activities:
Proceeds from issuance of long-term debt	222.0	71.0
Payments of long-term debt and deferred financing costs	(191.1)	(182.1)
Payments under line-of-credit, net	(11.8)	(0.4)
Distribution to noncontrolling interests	(0.5)	(1.1)
Dividends paid	(8.8)	(7.4)
(Tax withholding payments) proceeds from issuance of capital stock and other, net	0.9	(0.5)
Net cash provided by (used in) financing activities	10.7	(120.5)

Cash and cash equivalents:
Net increase (decrease) for the year	4.5	1.3
Balance, beginning of year	1.3	2.8
Balance, end of year	$5.8	$4.1

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Alexander & Baldwin, Inc.

Notes Payable & Long-Term Debt (Unaudited)

As of September 30, 2016

($ in millions, unaudited)

					Principal payments
Debt:	Stated rate %	Weighted average interest rate	Maturity date	Weighted average maturity date (years)	2016	2017	2018	2019	2020	Thereafter	Total principal	Unamortized deferred financing cost/(discount) premium	Total
Secured Debt:
Pearl Highlands	4.15	4.15	2024	3.16	$0.5	$1.9	$1.9	$2.0	$2.1	$82.1	$90.5	$-	$90.5
Midstate Hayes	6.38	6.38	2017	0.05	-	8.2	-	-	-	-	8.2	-	8.2
KTC III	(a)	5.95	2021	0.25	0.1	0.2	0.2	0.3	0.3	9.7	10.8	-	10.8
GLP Asphalt Plant	(b)	5.95	2021	0.08	0.3	1.2	1.3	1.4	1.5	0.3	6.0	-	6.0
Manoa Marketplace	(c)	3.135	2029	3.27	-	-	-	0.7	1.6	57.7	60.0	0.3	59.7
Kahala Avenue Lots	(d)	3.15	2016	0.01	6.3	-	-	-	-	-	6.3	-	6.3
The Shops at Kukuiula	(e)	2.83	2016	0.04	35.2	-	-	-	-	-	35.2	-	35.2

Subtotal				6.86	$42.4	$11.5	$3.4	$4.4	$5.5	$149.8	$217.0	$0.3	$216.7

Unsecured Debt:
Prudential Series A	5.53	5.53	2024	0.49	$-	$-	$-	$-	$-	$28.5	$28.5	$-	$28.5
Prudential Series B	5.55	5.55	2026	0.96	-	-	-	-	-	46.0	46.0	-	46.0
Prudential Series C	5.56	5.56	2026	0.43	-	-	1.0	1.0	1.0	22.0	25.0	-	25.0
Prudential Series D	6.90	6.90	2020	0.46	-	16.3	16.3	16.2	16.2	-	65.0	-	65.0
Prudential Series E	3.90	3.90	2024	0.82	3.4	5.6	9.8	9.8	9.0	33.9	71.5	-	71.5
Prudential Series F	4.35	4.35	2026	0.42	-	-	-	-	2.4	19.6	22.0	-	22.0
Prudential Series G	3.88	3.88	2027	0.81	-	-	7.5	7.5	5.4	29.6	50.0	0.9	49.1
Unsecured term note #1	3.31	3.31	2018	0.01	0.5	1.9	0.9	-	-	-	3.3	-	3.3
Unsecured term note #2	2.00	2.00	2018	0.00	0.2	0.7	0.1	-	-	-	1.0	-	1.0
Unsecured term note #3	2.65	2.65	2016	-	0.1	-	-	-	-	-	0.1	-	0.1
Unsecured term note #4	5.19	5.19	2019	0.04	0.5	2.0	2.1	2.3	-	-	6.9	-	6.9
Unsecured term note #5	1.85	1.85	2017	0.01	0.7	2.5	-	-	-	-	3.2	-	3.2
Revolving credit line	(f)	2.04	2021	0.74	-	-	-	-	68.0	-	68.0	-	68.0

Subtotal				5.19	$5.4	$29.0	$37.7	$36.8	$102.0	$179.6	$390.5	$0.9	$389.6

Total				5.79	$47.8	$40.5	$41.1	$41.2	$107.5	$329.4	$607.5	$1.2	$606.3

(a)	Loan has a stated interest rate of LIBOR plus 1.5%, but is swapped through maturity to a 5.95% fixed rate.	Liquidity:
(b)	Loan has a stated interest rate of LIBOR plus 1.0%, but is swapped through maturity to a 5.98% fixed rate.	Cash and cash equivalents	$5.8
(c)	Loan has a stated interest rate of LIBOR plus 1.35%, but is swapped through maturity to a 3.135% fixed rate.	Restricted cash (1031)	$1.2
(d)	Loan has an effective interest rate of 3.15% for 2016.	Available under unsecured credit facility	$269.3
(e)	Loan has an effective interest rate of 2.83% for 2016.
(f)	LIBOR plus 175 bps, based on pricing grid.	Ratios:
		Principal debt to total enterprise value	24.4%
		Principal debt to total assets	27.3%

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Alexander & Baldwin, Inc.

Components of NAV

($ in millions)

Commercial Real Estate - Company Information		Commercial Real Estate - Hawaii Market Information

Income producing assets	NOI TTM Ended September 30, 2016	Hawaii market cap rate information Income producing assets	Range of Market Cap Rates

Hawaii retail	$44.7	Hawaii retail	4.0% - 6.0%
Hawaii industrial	$11.1	Hawaii industrial	5.0% - 7.0%
Hawaii office	$3.7	Hawaii office	6.0% - 8.0%
Hawaii ground leases	$12.3
Mainland retail	$2.3
Mainland industrial	$4.7
Mainland office	$8.2
Total	$87.0

Materials & Construction Company Information						Materials & Construction - Market Information

Materials & Construction historical EBITDA	1Q	2Q	3Q	4Q	Total	Materials and Construction peers:	Ticker
2016	$10.4	$7.8	$8.0		$26.2	Cementos Argos S.A	CMT
2015	$9.5	$9.7	$10.2	$11.7	$41.1	CEMEX S.A.B. de C.V	CX
2014	$7.2	$11.4	$9.0	$10.4	$38.0	CRH plc	CRH
2013	(a)	(a)	(a)	$6.8	$6.8	HeidelbergCement AG	HDELY
						Martin Marietta Materials, Inc	MLM
						Monarch Cement Co	MCEM
						Summit Materials Inc	SUM
Development Sales - Company Information						Vulcan Materials Company	VMC
					Book	Specialty Construction Companies:
					Value as	Colas SA	RE.PA
					of September	Granite Construction Inc	GVA
					30, 2016	Great Lakes Dredge & Dock Corp	GLDD
Active Development Projects					(b)	Orion Group Holdings, Inc	ORN
Residential units					$75.5	Sterling Construction Co. Inc	TPCSTRL
Lot sales					$392.0	Tutor Perini Corporation	TPC
					$467.5

(a)	Grace Pacific was acquired on October 1, 2013
(b)	The book value of active development projects includes land stated at it's acquisition value. In the case of development projects on A&B's historical landholdings, such as Kamalani and Maui Business Park, the value of land would be approximately $150 per acre.

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Alexander & Baldwin, Inc.

Components of NAV (Cont.)

($ in millions, except Nominal Sales Data)

Landholdings - Company Information

		A&B Nominal Sales January 2011-September 2016
Landholdings not valued elsewhere	Acres	Acres Sold	Average	High	Low
Urban	253	70	$2,002,575	$4,600,000	$435,600
Urban entitlement process	740
Agriculture	55,230	1,861	$28,700	$151,600	$13,750
Conservation (c)	29,835
Total	86,058

Other Company Information

Total debt at September 30, 2016					$606.3

Shares outstanding at September 30, 2016 (in millions)					49.0

(c)	Conservation land is generally utilized in the collection of water, which benefits the agricultural land, and therefore, generally these lands should not be separately valued.

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Alexander & Baldwin, Inc.

Property Report - Hawaii

Property		City/Island	Year built / renovated	Number of buildings	Gross leasable area at 09/30/16 (sq. ft.)	Leased %	ABR per leased sq. ft.	3Q2016 NOI ($ in 000s)	3Q2016 % NOI to HI portfolio NOI	Total Principal Debt ($ in 000s)
						(a)			(b)
Retail
Pearl Highlands Center		Oahu	1992-1994	1	415,200	97	$23.88	$2,429	13.1	$90,496
Kailua Retail		Oahu	1947-2014	15	316,400	96	$29.19	2,416	13.1	10,842
Waianae Mall		Oahu	1975	1	170,300	86	$18.83	525	2.8	-
Manoa Marketplace		Oahu	1977	1	139,300	97	$34.34	1,174	6.4	60,000
Kaneohe Bay Shopping Center	(c)	Oahu	1971/2008	1	124,800	100	$22.83	591	3.2	-
Waipio Shopping Center		Oahu	1986-2004	1	113,800	99	$26.63	838	4.5	-
Aikahi Park Shopping Center		Oahu	1971	1	98,000	82	$16.72	707	3.8	-
The Shops at Kukui'ula		Kauai	2009	1	89,000	94	$45.90	990	5.4	35,168
Lanihau Marketplace		Hawaii	1987	1	88,300	99	$20.74	498	2.7	-
Kunia Shopping Center		Oahu	2004	1	60,600	81	$37.63	459	2.5	-
Lahaina Square		Maui	1973	1	50,200	77	$17.38	108	0.6	-
Kahului Shopping Center		Maui	1951	1	49,900	86	$19.56	135	0.7	-
Napili Plaza		Maui	1991	1	45,700	89	$26.95	271	1.5	-
Gateway at Mililani Mauka		Oahu	2008, 2011, 2013	4	34,900	91	$50.90	417	2.3	-
Port Allen Marina Center		Kauai	2002	1	23,600	92	$22.01	93	0.5	-
Subtotal – Retail				32	1,820,000	94	$26.60	$11,651	63.1	$196,506

Industrial
Komohana Industrial Park	(d)	Oahu	1990	1	238,300	100	$11.37	$1,102	5.9	$-
Kakaako Commerce Center		Oahu	1971	1	206,000	79	$12.66	458	2.5	-
Waipio Industrial		Oahu	1988-1989	5	158,400	100	$14.55	581	3.1	-
P&L Building		Maui	1970	1	104,100	100	$12.60	330	1.8	-
Kailua Industrial/Other		Oahu	1951-1974	6	68,800	96	$13.21	180	1.0	-
Port Allen		Kauai	1983 -1993	3	63,800	100	$11.38	162	0.9	-
Subtotal – Industrial				17	839,400	95	$12.59	$2,813	15.2	$-

Office
Kahului Office Building		Maui	1974/1996	1	59,600	86	$27.61	$326	1.8	$-
Gateway at Mililani Mauka South	(e)	Oahu	1992, 2006, 2008, 2016	3	37,100	93	$43.24	323	1.8	-
Kahului Office Center		Maui	1991	1	33,400	88	$25.99	192	1.0	-
Stangenwald Building		Oahu	1901/1980	1	27,100	92	$18.40	104	0.6	-
Judd Building		Oahu	1898/1979	1	20,200	86	$17.98	46	0.2	-
Maui Clinic Building	(f)	Maui	1958/2010	1	16,600	28	$25.82	(14)	(0.1)	-
Lono Center		Maui	1973	1	13,700	80	$26.95	33	0.2	-
Subtotal – Office				9	207,700	83	$27.92	$1,010	5.5	$-

Ground Leases
Kailua		Oahu	19 acres	-	-	-	-	$862	4.7	$-
Other Oahu		Oahu	22 acres	-	-	-	-	1,214	6.5	-
Neighbor Islands	(g)	Neighbor Islands	3143 acres	-	-	-	-	924	5.0	-
Subtotal - Ground Leases			3184 acres	-	-	-	-	3,000	16.2	$-
Total Hawaii				58	2,867,100	93	$22.49	$18,474	100.0	$196,506

(a)	Represents the average percentage of space leased during the period referenced or A&B's ownership period, whichever is shorter.
(b)	See page appendix for a statement about management's use of non-GAAP financial measures and required reconciliations.
(c)	A&B owns the leasehold improvements of this center and does not own the fee interest.
(d)	Includes ground lease income.
(e)	A 18,415-square-foot expansion was completed and added to the commercial portfolio in June 2016.
(f)	Negative NOI and low occupancy relates to property repositioning.
(g)	Includes 64 ground leased urban acres.

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Alexander & Baldwin, Inc.

Property Report – U.S. Mainland

Property	City/State	Year built / renovated	Number of buildings	Gross leasable area at 09/30/16 (sq. ft.)	Leased %	Annualized Base Rent (ABR) ($ in 000s)	ABR per leased sq. ft.	3Q2016 NOI ($ in 000s)	3Q2016 % NOI to ML portfolio NOI	Total Principal debt ($ in 000s)
					(a)			(b)
Retail:
Little Cottonwood Center	Sandy, UT	1998-2008	1	141,500	94	$1,445	$10.76	$330	12.9	$-
Royal MacArthur Center	Dallas, TX	2006	1	44,900	90	909	$22.49	216	8.4	-
Subtotal – Retail			2	186,400	93	$2,354	$13.47	$546	21.3	$-

Industrial:
Midstate Hayes	Visalia, CA	2002-2008	4	790,200	89	$2,728	$4.11	$648	25.3	$8,221
Sparks Business Center	Sparks, NV	1996-1998	1	396,100	95	1,845	$4.96	449	17.5	-
Subtotal – Industrial			5	1,186,300	91	$4,573	$4.41	$1,097	42.8	$8,221

Office:
1800 and 1820 Preston Park	Plano, TX	1997-1998/2010	2	198,800	87	$3,206	$18.53	$480	18.7	$-
Concorde Commerce Center	Phoenix, AZ	1998	1	138,700	91	2,573	$20.37	330	12.8	-
Deer Valley Financial Center	Phoenix, AZ	2001	1	126,600	82	1,603	$15.70	112	4.4	-
Subtotal – Office			4	464,100	87	$7,382	$18.39	$922	35.9	$-
Total Mainland			11	1,836,800	90	$14,309	$8.87	$2,565	100.0	$8,221

(a)	Represents the average percentage of space leased during the period reference or A&B's ownership period, whichever is shorter.
(b)	See page appendix for a statement about management's use of non-GAAP financial measures and required reconciliations.

13

Alexander & Baldwin, Inc.

Net Operating Income (NOI)

($ in millions, unaudited)

		3Q16					3Q15					% Change
Location		Retail	Industrial	Office	Ground	Total	Retail	Industrial	Office	Ground	Total	Retail	Industrial	Office	Ground	Total
Hawaii	(a)	$11.7	$2.8	$1.0	$3.0	$18.5	$9.9	$2.7	$0.9	$2.9	$16.4	18.2	3.7	11.1	3.4	12.8
Mainland		0.5	1.1	1.0	-	2.6	0.6	1.1	2.3	-	4.0	(16.7)	-	(56.5)	-	(35.0)
Total		$12.2	$3.9	$2.0	$3.0	$21.1	$10.5	$3.8	$3.2	$2.9	$20.4	16.2	2.6	(37.5)	3.4	3.4

		Nine months ended September 30, 2016					Nine months ended September 30, 2015					% Change
Location		Retail	Industrial	Office	Ground	Total	Retail	Industrial	Office	Ground	Total	Retail	Industrial	Office	Ground	Total
Hawaii	(a)	$35.2	$8.4	$2.8	$8.9	$55.3	$29.2	$8.1	$2.8	$9.6	$49.7	20.5	3.7	-	(7.3)	11.3
Mainland		1.7	3.5	5.3	-	10.5	1.9	3.5	7.6	-	13.0	(10.5)	-	(30.3)	-	(19.2)
Total		$36.9	$11.9	$8.1	$8.9	$65.8	$31.1	$11.6	$10.4	$9.6	$62.7	18.6	2.6	(22.1)	(7.3)	4.9

Same Store NOI

($ in millions, unaudited)

		3Q16					3Q15					% Change

Location		Retail	Industrial	Office	Ground	Total	Retail	Industrial	Office	Ground	Total	Retail	Industrial	Office	Ground	Total
Hawaii	(b)	$10.5	$2.8	$0.7	$3.0	$17.0	$9.9	$2.7	$0.7	$2.8	$16.1	6.1	3.7	-	7.1	5.6
Mainland		0.5	1.1	0.9	-	2.5	0.6	1.1	1.0	-	2.7	(16.7)	-	(10.0)	-	(7.4)
Total		$11.0	$3.9	$1.6	$3.0	$19.5	$10.5	$3.8	$1.7	$2.8	$18.8	4.8	2.6	(5.9)	7.1	3.7

		Nine months ended September 30, 2016					Nine months ended September 30, 2015					% Change
Location		Retail	Industrial	Office	Ground	Total	Retail	Industrial	Office	Ground	Total	Retail	Industrial	Office	Ground	Total
Hawaii	(c)	$28.6	$8.4	$2.1	$9.8	$48.9	$27.1	$8.1	$2.3	$10.0	$47.5	5.5	3.7	(8.7)	(2.0)	2.9
Mainland		1.7	3.5	2.8	-	8.0	1.9	3.4	3.0	-	8.3	(10.5)	2.9	(6.7)	-	(3.6)
Total		$30.3	$11.9	$4.9	$9.8	$56.9	$29.0	$11.5	$5.3	$10.0	$55.8	4.5	3.5	(7.5)	(2.0)	2.0

(a)	For purposes of calculating third quarter 2016 NOI and the nine months ended September 30, 2016 NOI from Aikahi Park Shopping Center (APSC), tenant improvements and ground lease NOI were included in Hawaii retail. Ground lease NOI for APSC in the third quarter of 2015 and nine months ended September 30, 2015 was included in Hawaii ground leases to April 2015 and in Hawaii retail as of May 2015.
(b)	Ground lease NOI from APSC was included in the calculation of the third quarter 2016 and 2015 same-store NOI in Hawaii retail.
(c)	Ground lease NOI from APSC was included in the calculation of the nine months ended September 30, 2016 and 2015 same-store NOI in Hawaii ground leases.

Note: See page appendix for a statement about management's use of non-GAAP financial measures and required reconciliations.

14

Alexander & Baldwin, Inc.

Percent Occupancy

	Three months ended September 30, 2016				Three months ended September 30, 2015				% point change

Location	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total
Hawaii	94	95	83	93	94	95	84	93	-	-	(1)	-
Mainland	93	91	87	90	92	99	93	96	1	(8)	(6)	(6)
Total	94	93	86	92	94	97	91	95	-	(4)	(5)	(3)

	Nine months ended September 30, 2016				Three months ended September 30, 2015				% point change

Location	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total
Hawaii	94	95	82	93	94	95	83	93	-	-	(1)	-
Mainland	93	96	89	94	93	99	91	95	-	(3)	(2)	(1)
Total	94	96	88	93	94	97	90	94	-	(1)	(2)	(1)

Same Store Percent Occupancy

	Three months ended September 30, 2016				Three months ended September 30, 2015				% point change

Location	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total
Hawaii	93	95	81	93	94	95	82	93	(1)	-	(1)	-
Mainland	93	91	87	90	92	99	87	95	1	(8)	-	(5)
Total	93	93	85	92	94	97	85	94	(1)	(4)	-	(2)

	Nine months ended September 30, 2016				Nine months ended September 30, 2015				% point change

Location	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total
Hawaii	94	95	80	93	94	95	81	94	-	-	(1)	(1)
Mainland	93	96	86	93	93	99	87	95	-	(3)	(1)	(2)
Total	94	96	84	93	94	97	85	94	-	(1)	(1)	(1)

15

Alexander & Baldwin, Inc.

Commercial Real Estate Transactional Activity (2015-2016)

($ in millions)

Property disposed in 2016	Disposition date (month/year)	Disposition price (in millions)	Gross leasable area (sq. ft.)	Leased % at disposition
Ninigret Office Park	6/16	$30	185,500	100
Gateway Oaks	6/16	$8	59,700	92
Prospect Park	6/16	$22	163,300	100
Total		$60	408,500

Property acquired in 2016	Acquisition date (month/year)	Acquisition price (in millions)	Gross leasable area (sq. ft.)	Leased % at acquisition
Manoa Marketplace	1/16	$82	139,300	99

Property disposed in 2015	Disposition date (month/year)	Disposition price (in millions)	Gross leasable area (sq. ft.)	Leased % at disposition
Union Bank	12/15	$10	84,000	53
San Pedro Plaza	5/15	$17	171,900	69
Wilshire Shopping Center	3/15	$4	46,500	72
Total		$31	302,400

Property acquired in 2015	Acquisition date (month/year)	Acquisition price (in millions)	Gross leasable area (sq. ft.)	Leased % at acquisition
Aikahi Park Shopping Center - Improved Property	5/15	$2	98,000	86

16

Alexander & Baldwin, Inc.

Top Ten Tenants (In-Service Properties) Based Upon ABR

As of September 30, 2016

Tenant	Number of leases	Weighted average remaining terms (months)	Annualized Base Rent (ABR)	% of ABR	GLA (sq. ft.)	Percentage of total GLA
Sam's Club	1	52	$3,307,920	4.5	180,908	3.8
CVS Corporation	6	101	2,623,459	3.5	150,411	3.2
United Healthcare Services, Inc.	1	39	2,216,050	3.0	108,100	2.3
Foodland Supermarket, Ltd. / Food Pantry Ltd.	7	73	1,741,170	2.3	111,259	2.4
24 Hour Fitness USA, Inc.	1	99	1,375,000	1.9	45,870	1.0
Albertsons Companies, Inc.	4	85	1,316,122	1.8	168,621	3.6
Whole Foods Market, Inc.	1	184	1,120,304	1.5	31,647	0.7
Office Depot, Inc.	1	7	1,016,719	1.4	75,824	1.6
Keystone Automotive Operations, Inc.	1	15	1,015,980	1.4	230,300	4.9
International Paper	1	22	977,709	1.3	252,040	5.4
Total	24		$16,710,433	22.6	1,354,980	28.9

17

Alexander & Baldwin, Inc.
Lease Expiration Schedule

As of September 30, 2016

Total Portfolio						Ground Lease Expirations
Expiration year	Number of leases	Sq. ft. of expiring leases	% of total leased GLA	ABR expiring ($ in millions)	% of total ABR	Expiration year	ABR expiring ($ in millions)	% of portfolio ABR
						Month-to-month	$0.8	6.2
2016	54	112,990	2.7	$2.8	3.7	2016	0.6	4.6
2017	184	1,093,354	26.4	15.3	20.1	2017	0.6	4.6
2018	139	785,042	19.0	9.1	12.0	2018	0.3	2.3
2019	122	528,927	12.8	12.0	15.8	2019	0.3	2.3
2020	93	386,479	9.4	8.8	11.6	2020	1.0	7.7
2021	76	440,241	10.7	9.4	12.4	2021	0.9	6.9
2022	22	113,554	2.8	2.9	3.8	2022	0.3	2.3
2023	26	163,378	4.0	2.6	3.4	2023	-	-
2024	14	175,748	4.3	4.5	5.9	2024	-	-
2025	21	58,481	1.4	2.5	3.3	2025	0.1	0.8
Thereafter	28	268,965	6.5	6.1	8.0	Thereafter	8.1	62.3
Total	779	4,127,159	100.0	$76.0	100.0		$13.0	100.0

Note: Lease expirations do not include month to month leases.

18

Alexander & Baldwin, Inc.
Commercial Portfolio Repositioning, Redevelopment & Development Summary

As of September 30, 2016

				Incremental	Stabilized
			Capital	Stabilized NOI	Yield on		Leasing Activity
Project	Phase	In-service	($ in Millions)	($ in Millions)	Cost	Sq. Ft.	% Leased	% LOI	Total
Gateway at Mililani South Expansion	Completed	Jun-16	$6.0	$0.8	13%	18,415	85	15	100
Pearl Highlands Center – Food Court Repositioning	Pre-construction	Late 2017	$3.0	$0.3	10-12%	6,300	--	60	60
Lau Hala Shops Repositioning	Construction	2018	$21.0	$1.9-$2.4	9-11%	48,400	--	87	87

Total			$30.0	$3.0-$3.5	10-12%	73,115

19

Alexander & Baldwin, Inc.
Active Development Projects

As of September 30, 2016

								(Dollars in millions)				Construction timing			Sales Closings Timing
Project	Location	Product type	Est. economic interest	Planned units, saleable acres or gross leasable square feet	Average unit (sf) or lot size (acres)	Units/ acres closed through 9/30/16	Targeted sales price range per square foot or NOI	Est. project cost	A&B Projected Capital Commitment (JVs Only)	A&B Capital Invested	A&B net investment as of 9/30/16	Start/Est. start	Est. substantial completion		Start/Est. start	Est. end
			(a)					(b)	(c)		(e)

Residential units

Kamalani (Increment 1)	Kihei, Maui	Primary residential	100%	170 units	994	-	$400	$64	N/A	$13	$13	2016	2019		2017	2019

Ka Milo at Mauna Lani	Kona, Hawaii	Resort residential	50%	137 units	2,165 sf	85 units	$530-$800	125	16	16	5	2005	2018		2007	2018

Keala 'O Wailea (MF-11)	Wailea, Maui	Resort residential	65%+/-5%	70 units	1,385 sf	-	$600-$1,000	64	9	9	9	2015	2018		2017	2018

The Collection	Honolulu, Oahu	Primary residential/commercial	90% +/-5%	465 units (464 saleable)	904 sf	-	$795	279	54	54	49	2014	2016		2016	2017

Total								$532	$79	$92	$76

Lot sales

Kahala Avenue Portfolio	Honolulu, Oahu	Residential	100%	30 lots	0.5 acres	22 lots	$150-$385	$135	N/A	$134	$49	N/A	N/A		2013	2018

Maui Business Park II	Kahului, Maui	Light industrial lots	100%	136 acres	0.5 - 11 acres	30 acres	$38-$60	96	N/A	78	46	2011	2021		2012	2028

The Ridge at Wailea (MF-19)	Wailea, Maui	Resort residential	100%	9 lots (4.5 acres)	0.5 acres	1 lot	$60-$100	10	N/A	9	9	2007	2009		2014	2020

Kukui'ula	Poipu, Kauai	Resort residential	85% +/- 5%	Up to 1,500 units (640 saleable acres)	0.42 acres	134 lots	$40-$110	854	300	298	288	2006	2030	(d)	2006	2030

Total								$1,095	$300	$519	$392

(a)	Economic interest represents the Company's estimated share of distributions after return of capital contributions based on current forecasts of sales activity. Actual results coud differ materially from projected results due to the timing of expected sales, increases or decreases in estimated sales prices or costs and other factors. As a result, esimate economic interests are subject to change.
(b)	Includes land cost at book value and capitalized interest, but excludes sales commissions and closing costs.
(c)	Includes land cost at contribution value and total expected A&B capital to be contributed. The estimate includes due diligence costs and capitalized interest, but excludes capital projected to be contribued by equity partners, third-party debt, and amounts expected to be funded from project cash flows and/or buyer deposits.
(d)	Estimated substantial construction completion for Kukui'ula represents the estimated completion date for major project infrastructure and amenities. Constuction activities related to parcel development is expected to continue past 2030.
(e)	The book value of active development projects includes land stated at it's acquisition value. In the case of development projects on A&B's historical landholdings, like Kamalani and Maui Business Park, the value of land would be approximately $150 per acre.

20

Alexander & Baldwin, Inc.

Landholdings as of September 30, 2016

	Maui	Kauai	Oahu	Molokai	Big Island	Hawaii Total Acres	Mainland Total Acres	Total Acres

Land under commercial properties/ urban ground leases	97	19	184	-	10	310	125	435

Land in active development	237	-	5	-	-	242	-	242

Land used in other operations	22	20	-	-	-	42	-	42

Land management
Urban	211	42	-	-	-	253	-	253
Agriculture	48,541	6,614	75	-	-	55,230	-	55,230
Urban entitlement process	480	260	-	-	-	740	-	740
Conservation & preservation	15,870	13,325	640	-	-	29,835	-	29,835

Materials & Construction landholdings	-	-	540	265	-	805	-	805

Total landholdings	65,458	20,280	1,444	265	10	87,457	125	87,582

A&B Land Sales Data - Maui & Kauai 2011-2016

	Total Acres Sold	Weighted Average Price Per Acre	High	Low
Ag-zoned
0-5 acres	10	$116,400	$151,600	$84,400
5-20 acres	66	$71,700	$104,200	$35,600
20-100 acres	554	$30,500	$55,700	$13,750
100+acres	1,231	$24,800	$35,450	$14,600
Total/Weighted Average	1,861	$28,700	$151,600	$13,750

Urban-zoned
0-3 acres	8	$2,360,450	$4,600,000	$435,600
3-25 acres	62	$1,644,700	$2,814,000	$718,700
Total/Weighted Average	70	$1,726,500	$4,600,000	$435,600

21

Alexander & Baldwin, Inc.
Materials & Construction Select Data

($ in millions, except crew days)

Historical EBITDA	1Q	2Q	3Q	4Q	Full Year
2016	10.4	7.8	8.0		26.2
2015	9.5	9.7	10.2	11.7	41.1
2014	7.2	11.4	9.0	10.4	38.0
2013	(a)	(a)	(a)	6.8	6.8

Aggregate used/sold (tons in thousands)	1Q	2Q	3Q	4Q	Full Year
2016	183.2	159.5	158.1		500.8
2015	235.0	234.4	180.5	190.3	840.2
2014	145.4	167.5	166.0	232.5	711.4
2013	(a)	(a)	(a)	112.3	112.3

Asphalt placed (tons in thousands)	1Q	2Q	3Q	4Q	Full Year
2016	117.9	86.9	126.9		331.7
2015	116.4	115.5	106.9	127.9	466.7
2014	108.9	149.4	98.7	113.5	470.5
2013	(a)	(a)	(a)	114.5	114.5

Backlog	31-Mar	30-Jun	30-Sep	31-Dec
2016	225.7	264.1	242.5
2015	205.0	249.7	242.0	225.7
2014	255.6	247.5	233.9	217.6
2013	(a)	(a)	(a)	217.1

Oahu crew days lost to weather	1Q	2Q	3Q	4Q	Full Year
2016	28.0	52.5	78.5		159.0
2015	25.0	14.0	79.0	57.5	175.5
2014	28.0	37.0	19.5	36.0	120.5
2013	(a)	(a)	(a)	15.0	15.0

Oahu total available crew days	1Q	2Q	3Q	4Q	Full Year
2016	377.0	378.0	444.0		1199.0
2015	354.0	364.0	384.0	387.0	1489.0
2014	330.0	378.0	322.0	327.0	1357.0
2013	(a)	(a)	(a)	315.0	315.0

(a)	Grace was acquired on October 1, 2013.

See appendix for a statement about management's use on non-GAAP financial measures and a reconciliation of Materials & Construction operating profit to segment EBITDA.

22

Appendix

23

Alexander & Baldwin, Inc.

Management’s Use of Non-GAAP Financial Measures

The Company presents the following Non-GAAP financial measures in this Real Estate Supplement:

•	Consolidated Company FFO (Funds Flow from Operations)
•	Consolidated Company EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization)
•	Materials & Construction segment EBITDA
•	Commercial Real Estate Segment NOI and same-store NOI

The calculations of these financial measures are described in the Glossary of Terms on page 4-5 of this Supplement.

The Company uses these Non-GAAP measures when evaluating operating performance because management believes that they provide additional insight into the Company’s and segment’s core operating results, future cash flow generation and/or the underlying business trends affecting performance on a consistent and comparable basis from period to period. These measures generally are provided to investors as an additional means of evaluating the performance of ongoing core operations. The Non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

Required reconciliations of these Non-GAAP financial measures to the most directly comparable financial measure calculated and presented in accordance with GAAP are set forth in the following pages of this appendix.

24

Alexander & Baldwin, Inc.

Reconciliation of Net Income (Loss) Available to A&B Shareholders to Funds from Operations

($ in millions)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015

Net Income (Loss) Available to A&B Shareholders	$(1.5)	$5.4	$(9.2)	$40.5
(Gain)/Loss on sale of real estate	-	-	(8.1)	(1.9)
Add: Depreciation and amortization on real estate[1]	7.0	7.5	21.9	23.6
Income tax expense (benefit) adjustment:
(Gain)/Loss on sale of real estate	-	-	3.2	0.7
Depreciation and amortization on real estate	(3.0)	(3.1)	(9.2)	(9.6)

FFO	$2.5	$9.8	$(1.4)	$53.3

1 Excludes depreciation and amortization of real estate in Agribusiness and Materials & Construction

Items included in net income and FFO
HC&S sugar cessation costs	$17.6	$-	$51.6	$-
Commercial Real Estate acqusition costs	-	0.1	1.4	0.2
Income tax expense (benefit) adjustment:
HC&S sugar cessation costs	(6.9)	-	(20.1)	-
Commercial Real Estate acqusition costs	-	-	(0.6)	(0.1)

Total	$10.7	$0.1	$32.3	$0.1

25

Alexander & Baldwin, Inc.
Reconciliation of Consolidated Net Income (Loss) to EBITDA

($ in millions)

	Three months ended September 30,			Nine months ended September 30,
	2016	2015	% Change	2016	2015	% Change

Net Income (Loss)	$(1.4)	$7.0	(120%)	$(9.0)	$43.0	(121%)
Adjustments:
Depreciation and amortization	28.7	13.8	108%	83.5	41.8	100%
Interest	6.4	6.5	(2%)	20.1	20.2	0%
Taxes	(2.4)	3.8	(163%)	(21.6)	26.4	(182%)
EBITDA	$31.3	$31.1	1%	$73.0	$131.4	(44%)

26

Alexander & Baldwin, Inc.

Reconciliation of Materials & Construction Segment Operating Profit to EBITDA

($ in millions)

	1Q16	2Q16	3Q16	4Q16	2016 YTD

Materials & Construction segment operating profit (excludes interest and taxes)	$8.0	$4.9	$5.6		$18.5
Adjustments:
Depreciation and amortization	2.9	3.0	2.9		8.8
Income attributable to non-controlling interest	(0.5)	(0.1)	(0.5)		(1.1)
Materials & Construction segment EBITDA	$10.4	$7.8	$8.0		$26.2

	1Q15	2Q15	3Q15	4Q15	2015

Materials & Construction segment operating profit (excludes interest and taxes)	$7.2	$7.0	$7.5	$9.2	$30.9
Adjustments:
Depreciation and amortization	2.9	3.0	3.0	2.8	11.7
Income attributable to non-controlling interest	(0.6)	(0.3)	(0.3)	(0.3)	(1.5)
Materials & Construction segment EBITDA	$9.5	$9.7	$10.2	$11.7	$41.1

	1Q14	2Q14	3Q14	4Q14	2014

Materials & Construction segment operating profit (excludes interest and taxes)	$3.4	$8.0	$5.9	$8.6	$25.9
Adjustments:
Depreciation and amortization	4.2	4.4	3.7	2.9	15.2
Income attributable to non-controlling interest	(0.4)	(1.0)	(0.6)	(1.1)	(3.1)
Materials & Construction segment EBITDA	$7.2	$11.4	$9.0	$10.4	$38.0

	4Q13	2013 YTD
	(a)	(a)
Materials & Construction segment operating profit (excludes interest and taxes)	$2.9	$2.9
Adjustments:
Depreciation and amortization	4.4	4.4
Income attributable to non-controlling interest	$(0.5)	$(0.5)
Materials & Construction segment EBITDA	$6.8	$6.8

(a)	Segment was formed on October 1, 2013 with the acquisition of Grace Pacific.

27

Alexander & Baldwin, Inc.

Reconciliation of Commercial Real Estate Operating Profit to NOI (Non-GAAP)

($ in millions, unaudited)

	Quarter Ended September 30,
	2016			2015
	Hawaii	Mainland	Total	Hawaii	Mainland	Total	Change
Commercial Real Estate Operating Profit	$12.9	$0.8	$13.7	$11.2	$1.3	$12.5	9.6%
Adjustments:
Depreciation and amortization	5.4	1.6	7.0	5.0	2.4	7.4	(5.4)%
Straight-line lease adjustments	(0.5)	0.1	(0.4)	(0.8)	—	(0.8)	(50.0)%
General and administrative expenses	0.7	0.1	0.8	1.0	0.3	1.3	(38.5)%
Commercial Real Estate NOI	18.5	2.6	21.1	16.4	4.0	20.4	3.4%
Acquisitions / disposition and other adjustments	(1.5)	(0.1)	(1.6)	(0.3)	(1.3)	(1.6)	0.0%
Commercial Real Estate Same-Store NOI	$17.0	$2.5	$19.5	$16.1	$2.7	$18.8	3.7%

	Nine Months Ended September 30,
	2016			2015
	Hawaii	Mainland	Total	Hawaii	Mainland	Total	Change
Commercial Real Estate Operating Profit	$38.7	$3.9	$42.6	$34.8	$4.8	$39.6	7.6%
Adjustments:
Depreciation and amortization	15.9	5.8	21.7	14.3	7.5	21.8	(0.5)%
Straight-line lease adjustments	(1.9)	0.3	(1.6)	(2.1)	—	(2.1)	(23.8)%
General and administrative expenses	2.6	0.5	3.1	2.4	0.7	3.1	—
Other	—	—	—	0.3	—	0.3	(100.0)%
Commercial Real Estate NOI	55.3	10.5	65.8	49.7	13.0	62.7	4.9%
Acquisitions / disposition and other adjustments	(6.4)	(2.5)	(8.9)	(2.2)	(4.7)	(6.9)	29.0%
Commercial Real Estate Same-Store NOI	$48.9	$8.0	$56.9	$47.5	$8.3	$55.8	2.0%

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Alexander & Baldwin, Inc.
Reconciliation of Commercial Real Estate Operating Profit to NOI Trailing 12 months (Non-GAAP)

($ in millions, unaudited)

	Trailing 12 Months Ended September 30, 2016
	Hawaii	Mainland	Total

Commercial Real Estate Operating Profit	$50.8	$5.3	$56.1
Adjustments:
Depreciation and amortization	20.5	8.3	28.8
Straight-line lease adjustments	(2.7)	0.9	(1.8)
General and administrative expenses	3.2	0.7	3.9
Commercial Real Estate NOI	$71.8	$15.2	$87.0

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